Pricing Supplement No. 4                        Rule 424(b)(2)

Dated:  December 18, 1997                       Registration No. 33-61045

(To Prospectus dated September 1, 1995, and Prospectus Supplement dated November 1, 1995)

                                 NORWEST CORPORATION

                              Medium-Term Notes, Series H

                                   Fixed Rate Notes

             Interest payable each June 15 and December 15 and at Maturity

 Aggregate
 Principal       Proceeds     Date of  Maturity   Interest
  Amount        to Company     Issue     Date       Rate          Agent
------------   ------------  --------  --------   --------  -------------------

$200,000,000   $197,748,000  12/23/97  12/15/27    6.75%    JP Morgan Sec.
------------   ------------  --------  --------   --------  -------------------

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Other Terms:  CUSIP #66938FJU9
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